American Century Quantitative Equity Funds

PROSPECTUS SUPPLEMENT

EQUITY GROWTH FUND * INCOME & GROWTH FUND * SMALL COMPANY FUND
GLOBAL GOLD FUND * UTILITIES FUND

Supplement dated March 2, 2004 * Prospectus dated May 1, 2003
                       (Investor Class/Institutional Class, Advisor Class/C Class)

                       Prospectus dated August 29, 2003
                       (R Class)

SPECIAL MEETING OF SHAREHOLDERS

The Board of Directors has requested that the following matter be submitted to shareholders of the funds for approval at a Special Meeting of Shareholders to be held on April 26, 2004.

The record date for the meeting is March 2, 2004. If you own shares of the funds as of the close of business on that date, you will be entitled to vote at the
Special Meeting. Proxy materials containing more information about this proposal are expected to be sent to shareholders on or about March 15, 2004.

Shareholders of the aforementioned funds will be asked to consider and act upon a proposal to change the domicile of the funds from California to Maryland.

If approved by shareholders, this proposal would become effective on May 1,
2004.

SH-SPL-37563 0403